                                                                   EXHIBIT 23.02



                       [PRICEWATERHOUSECOOPERS LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No's. 33-88446, 33-88448, 333-39573, 333-28813,
333-87347, 333-50042, 333-56768, and 333-58262) of CyberGuard Corporation of
our report dated August 27, 1999 relating to the financial statements which appear in this Form 10-K.



/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP
Atlanta, Georgia
September 27, 2001